SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) May 9, 2003

WESCO FINANCIAL CORPORATION

(Exact name of Registrant as Specified in its Charter)

DELAWARE	1-4720	95-2109453

(State or Other Jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer) Identification No.)

301 East Colorado Boulevard, Suite 300, Pasadena, California 91101-1901

(Address of Principal Executives Offices) (Zip Code)

626/585-6700

(Registrant“s Telephone Number, Including Area Code)

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ITEM 9. REGULATION FD DISCLOSURE
EXHIBIT INDEX
SIGNATURES
EXHIBIT 99.1

ITEM 9. REGULATION FD DISCLOSURE

     On May 9, 2003, registrant issued a press release containing earnings information for the quarter ended March 31, 2003. A copy of the release is attached hereto as Exhibit 99.1. This information is intended to be furnished under Item 12, Results of Operations and Financial Condition, but it is instead being furnished under Item 9, Regulation FD Disclosure, in order to accommodate the Securities and Exchange Commission’s electronic submission system.

EXHIBIT INDEX

99.1	Earnings release of Wesco Financial Corporation for the quarter ended March 31, 2003, dated May 9, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESCO FINANCIAL CORPORATION.

/s/ Jeffrey L. Jacobson By: Jeffrey L. Jacobson Vice President and Chief Financial Officer

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